FORM OF PROXY

                                   PARKE BANK
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080
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                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2005
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         The  undersigned  hereby  appoints the Board of Directors of Parke Bank
(the "Bank"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Bank, which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held at The Italian Bistro, 590 Delsea Drive, Washington Township, New Jersey, on April 26, 2005, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

1. The approval and adoption of the Plan of Acquisition whereby the Bank will be reorganized into the holding company form of organization and will become a wholly-owned subsidiary of a newly- formed holding company called Parke Bancorp, Inc. (the "Company"), and each share of common stock of the Bank will be converted into one share of common stock of the Company (the "Reorganization").

                                   FOR              AGAINST         ABSTAIN
                                   ---              -------         -------

                                   |_|                |_|             |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE LISTED PROPOSITION.

                                                      FOR             WITHHELD
                                                      ---             --------

2. The election as director of the nominees listed, each for a one-year term

     (except as marked to the contrary below):        |_|               |_|

           Celestino R. Pennoni                    Edward Infantolino
           Vito S. Pantilione                      Anthony J. Jannetti
           Fred G. Choate                          Jeffrey H. Kripitz
           Daniel J. Dalton                        Richard Phalines
           Arret F. Dobson                         Jack C. Sheppard, Jr.
           Thomas Hedenberg                        Ray H. Tresch

         INSTRUCTIONS:  To  withhold  your  vote  for  any  nominee,  write  the
         ------------
nominee's name on the line provided below.

------------------------
                                                FOR       AGAINST      ABSTAIN
                                                ---       -------      -------
3.       The  ratification of the
         appointment of McGladrey & Pullen, LLP
         as the Bank's independent auditor
         for the fiscal year ending
         December 31, 2005.                     |_|        |_|          |_|


         THE  BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  THE  ABOVE  LISTED
                                                       -----
NOMINEES AND PROPOSALS.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND THE OTHER PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Bank at the Meeting of the shareholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Bank of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Bank prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement and the 2004 Annual Report.


                                    o    Check Box if You Plan
Dated: ----------------------            to Attend the Annual Meeting.



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PRINT NAME OF SHAREHOLDER           PRINT NAME OF SHAREHOLDER


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SIGNATURE OF SHAREHOLDER            SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.


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PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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